EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES PRELIMINARY FIRST QUARTER 2023 RESULTS
Comparable RevPAR Growth for the Quarter Expected to be Approximately 30%
Company Anticipates 60% of its Hotels Are Now Out of Cash Traps

DALLAS – April 11, 2023 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) reported today that the Company expects to report Occupancy of approximately 68% for the first quarter of 2023 with Average Daily Rate of approximately $184 resulting in RevPAR of approximately $125. This Comparable RevPAR reflects an approximate increase of 30% compared to the first quarter of 2022.
Additionally, for the month of January 2023, Comparable RevPAR increased approximately 49% versus January 2022. For the month of February 2023, Comparable RevPAR increased approximately 30% versus February 2022. For the month of March 2023, Comparable RevPAR increased approximately 19% versus March 2022.
After first quarter results are finalized, the Company anticipates that 40% of its hotels will remain in cash traps under their respective loans compared to 79% at the end of the fourth quarter of 2022. The hotels that the Company expects to be out of cash traps after the first quarter generated approximately 70% of the Company’s full-year 2022 Hotel EBITDA.
Subsequent to the end of the first quarter, the Company extended its BAML Highland Pool Loan until April 2024. As part of this extension, the Company paid down the existing loan balance by $45 million. The Company is also working with a lender on the refinancing of the La Posada de Santa Fe and the Hilton Alexandria loans, which are the Company’s only final debt maturities in

2023. As part of this expected refinancing, the Company does not anticipate paying down either of the outstanding loan amounts.
“We’re extremely pleased with Ashford Trust’s solid first quarter RevPAR results,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Our portfolio continues to benefit from its geographic diversification and increased corporate and group demand. We are also encouraged by the progress we’ve made on several of our loan extensions and the fact that the majority of our hotels are now out of their respective cash traps.”
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

2